Summary Prospectus September 28, 2015	Stadion Tactical Defensive Fund (formerly the Stadion Core Advantage Fund) Class A Shares (ETFRX), CUSIP 85235B202 Class C Shares (ETFZX), CUSIP 85235B400 Class I Shares (ETFWX), CUSIP 85235B608

Before you invest, you may want to review the Stadion Tactical Defensive Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Defensive Fund and its risks. You can find the Defensive Fund’s Prospectus, SAI and other information about the Fund online at http://www.stadionfunds.com/stadionfunds/resources/formsanddownloads. You can also get this information at no cost by calling (866) 383-7636 or by sending an email request stadion@alpsinc.com. The current Prospectus and SAI, dated September 28, 2015, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The investment objective of the Stadion Tactical Defensive Fund (the “Defensive Fund”) is to seek capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Defensive Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the Defensive Fund. More information about these and other discounts is available from your financial professional and in the Prospectus in the “Class A Shares” section beginning on page 64 and in the Defensive Fund’s Statement of Additional Information (“SAI”) in the “Additional Purchase and Redemption Information” section beginning on page 42.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares	Class I Shares
Maximum Sales Charge (Load)	5.75%	None	None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the amount redeemed)	1.00%(1)	1.00%(2)	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A Shares	Class C Shares	Class I Shares
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.38%	0.41%	0.45%
Acquired Fund Fees and Expenses	0.28%	0.28%	0.28%
Total Annual Fund Operating Expenses(3)	2.16%	2.94%	1.98%
Management Fee Waivers and Expense Reimbursements(4)	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Management Fee Waivers and Expense Reimbursements(3)(4)	2.16%	2.94%	1.98%

(1)

In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within 12 months of purchase.

(2)	A 1.00% CDSC will be assessed on shares redeemed within 12 months of purchase.
(3)

“Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Management Fee Waivers and Expense Reimbursements” will not correlate to the Defensive Fund’s Financial Highlights, which reflect the operating expenses of the Defensive Fund but do not include “Acquired Fund Fees and Expenses.”

(4)

Stadion Money Management, LLC (the “Adviser”) has entered into an Expense Limitation Agreement with the Defensive Fund under which it has contractually agreed to waive Management Fees and to assume other expenses of the Defensive Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, Acquired Fund Fees and Expenses and payments, if any, under a Rule 12b-1 Distribution Plan) of Class A, Class C and Class I shares to not more than 1.70% of the average daily net assets allocable to each Class of the Defensive Fund. The Expense Limitation Agreement is currently in effect until October 1, 2016. The Expense Limitation Agreement may be terminated by the Trust or the Adviser at the end of its then-current term upon not less than 90 days’ notice.

Example

This Example is intended to help you compare the cost of investing in shares of the Defensive Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Defensive Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Defensive Fund’s operating expenses remain the same, except that the contractual agreement to waive Management Fees and reimburse expenses remains in effect only until October 1, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming Redemption at End of Period

	1 Year	3 Years	5 Years	10 Years
Class A	$ 781	$ 1,212	$ 1,667	$ 2,921
Class C	$ 397	$ 909	$ 1,547	$ 3,257
Class I	$ 201	$ 621	$ 1,067	$ 2,303

Assuming No Redemption

	1 Year	3 Years	5 Years	10 Years
Class C	$ 297	$ 909	$ 1,547	$ 3,257

Portfolio Turnover

The Defensive Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Defensive Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Defensive Fund’s portfolio turnover rate was 482% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its investment objective, the Defensive Fund invests primarily in and allocates its investments primarily between Fund Investments (defined below) that the Adviser believes have the potential for capital appreciation and Cash Positions (defined below).

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“Fund Investments” include actively managed and index-based ETFs (exchange traded funds), mutual funds and other investment companies, groups of securities related by index or sector made available through certain brokers at a discount brokerage rate (such as stock baskets, baskets of bonds and other index-or sector-based groups of related securities) and options or futures positions (e.g., options or futures contracts on securities, securities indexes, currencies or other financial instruments) with respect to any of the foregoing intended to match or approximate their performance.

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“Cash Positions” include cash and short-term, highly liquid investments, such as money market instruments, U.S. government obligations, commercial paper, repurchase agreements, and other cash or cash equivalent positions.

In allocating the Defensive Fund’s assets, the Adviser uses a proprietary, technically driven asset allocation model to determine current risk in the broad equity markets (reflected in the Adviser’s model by a weighted average score) based on a number of technical indicators. The technical indicators examined by the Adviser are primarily focused on trend analysis, such as analysis of price trends (e.g., determining risk based on movements of market prices up or down), breadth trends (e.g., analyzing the ratio of the number of advancing stocks to declining stocks) and relative strength

(e.g., comparing risk profiles of investment alternatives such as small cap vs. large cap or growth vs. value). The Adviser then seeks to participate in markets and market sectors with low risk scores, while divesting its portfolio of investments in markets and market sectors with high risk scores.

To participate in markets and market sectors, the Adviser’s investment philosophy emphasizes purchasing Fund Investments, which the Adviser believes are a convenient way to invest in both broad market indexes (e.g., the S&P 500, Russell 2000, NASDAQ-100, MSCI EAFE, Barclays bond indexes, etc.) and market sector indexes (e.g., healthcare indexes, utilities indexes, real estate indexes, etc.). The Defensive Fund may invest up to 100% of its portfolio in Fund Investments that have portfolios comprised of equity securities of domestic or foreign companies of any size in any sector. The Defensive Fund may also invest up to 100% of its portfolio in fixed-income Fund Investments that have portfolios comprised of domestic or foreign corporate and/or government bonds issued by any size company, municipality or government body in any sector of any maturity or yield, provided that corporate debt obligations are “investment grade” securities rated in one of the four highest rating categories by any one or more nationally recognized rating agencies or, if not rated, are of equivalent quality in the opinion of the Adviser.

The Defensive Fund will generally invest as follows:

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The Core Position. Approximately 50% of the Defensive Fund’s assets will be invested in one or more broad-based equity or fixed-income Fund Investments, such as funds with investments that reflect the S&P 500 Index, the Russell 2000 Index, the S&P 400 Mid-Cap Index, the Dow Jones Industrial Index, the Barclays U.S. Aggregate Bond Index, the EAFE (Europe, Australia and Far East) Index, U.S. Treasuries (including short-term U.S. Treasuries) or market sector Fund Investments, such as those tracking healthcare, utilities, real estate, financial, technology, consumer goods or other indexes (the “Core Position”). The mix of investments within the Defensive Fund’s Core Position may change frequently as the Adviser deems appropriate or necessary based upon its analysis and allocation models. However, through the Core Position, the Defensive Fund will be exposed to the performance of selected U.S. or international equity or debt markets as a whole, or sector indexes, regardless of market conditions or risk.

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The Satellite Position. Approximately 50% of the Defensive Fund’s assets will be invested primarily in market sector Fund Investments, fixed-income Fund Investments, or Cash Positions using an allocation model and risk-based ranking system (the “Satellite Position”). The Satellite Position is not designed to hedge the Core Position; however, some investment positions may hedge, or have the effect of hedging, a portion of the Core Position from time to time.

The Defensive Fund’s Core Position will normally be fully invested in Fund Investments, and not in Cash Positions, in order to blend the benefits of the Core Position’s market exposure to broad-based equity or fixed-income market or market sector indexes in varying market conditions with the Satellite Position’s market-sector, fixed-income and Cash Position rotation investing strategy.

The Defensive Fund may invest in options or futures positions for speculative purposes, when the Adviser determines that they provide a more efficient way to increase/reduce the Defensive Fund’s overall exposure to an industry or sector than buying/selling other Fund Investments, or to hedge against risks of investments in the Defensive Fund’s portfolio or markets generally. In general, the Defensive Fund will not purchase or sell futures contracts or related options unless either (i) the futures contracts or options thereon are purchased for “bona fide hedging” purposes (as defined under regulations promulgated by the U.S. Commodity Futures Trading Commission (“CFTC”)); or (ii) if purchased for other purposes, (A) the sum of the amounts of initial margin deposits on the Defensive Fund’s existing futures and premiums required to establish non-hedging positions, less the amount by which any such options positions are “in-the-money” (as defined under CFTC regulations) would not exceed 5% of the liquidation value of the Defensive Fund’s total assets, or (B) the aggregate net notional value of commodity futures, commodity options contracts, or swaps positions, determined at the time the most recent position was established, does not exceed 100 percent of the liquidation value of the of the Defensive Fund’s total assets.

PRINCIPAL RISKS

An investment in the Fund is subject to investment risks; therefore you may lose money by investing in the Defensive Fund. There can be no assurance that the Defensive Fund will be successful in meeting its investment objective. The Defensive Fund is best suited for long-term investors. Generally, the Fund will be subject to the following risks:

Market Risk: Market risk refers to the risk that the value of securities in the Defensive Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Adviser’s control, including fluctuation in interest rates, the quality of the Defensive Fund’s investments, general economic and market conditions, and investor sentiment. In a declining stock market, stock prices for all companies (including those in the Defensive Fund’s portfolio) may decline, regardless of their long-term prospects.

Management Style Risk: The share price of the Defensive Fund changes daily based on the performance of the securities in which it invests. The ability of the Defensive Fund to meet its investment objective is directly related to the ability of the Adviser’s allocation model to accurately measure market risk and appropriately react to current and developing market trends. There is no guarantee that the Adviser’s judgments about the attractiveness, value, and potential appreciation of particular investments in which the Defensive Fund invests will be correct or produce the desired results. If the Adviser fails to accurately evaluate market risk or appropriately react to current and developing market conditions, the Defensive Fund’s share price may be adversely affected.

Foreign Securities Risk: Investing in securities issued by companies whose principal business activities are outside the United States, or investing in American Depositary Receipts (“ADRs”) or Fund Investments focusing on such companies, may involve significant risks not present in domestic investments. There is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Defensive Fund from foreign markets, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.

Currency Risk: Investments in foreign markets involve currency risk, which is the risk that the values of the Fund Investments and other assets denominated in foreign currencies will decrease due to adverse changes in the value of the U.S. dollar relative to the value of foreign currencies. The Defensive Fund may, but is not required to, hedge against currency risk through the use of forward foreign currency contracts, which are obligations to purchase or sell a specified currency at a future date at a price established at the time of the contract. Forward foreign currency contracts involve the risk of loss due to the imposition of exchange controls by a foreign government, the delivery failure or default by the other party to the transaction or the inability of the Defensive Fund to close out a position if the trading market becomes illiquid. There can be no assurance that any currency hedging transactions will be successful, and the Defensive Fund may suffer losses from these transactions.

Small and Medium Capitalization Companies Risk: The Defensive Fund may, at any given time, invest a significant portion of its assets in securities of small capitalization companies (i.e., companies with less than $1 billion in capitalization) and/or medium capitalization companies (i.e., companies with between $1 billion and $5 billion in capitalization). Investing in the securities of small and medium capitalization companies generally involves greater risk than investing in larger, more established companies. The securities of small and medium companies usually have more limited marketability and therefore may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Because small and medium capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Small and medium capitalization companies often have limited product lines, markets, or financial resources and lack management depth, making them more susceptible to market pressures. Small and medium capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies. The foregoing risks are generally increased for small capitalization companies as compared to companies with larger capitalizations.

Large Capitalization Companies Risk: Large capitalization companies (i.e., companies with more than $5 billion in capitalization) may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Sector/Focused Investment Risk: Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Defensive Fund invests more heavily in a particular sector or focuses its Fund Investments in securities issued by entities having similar characteristics, the value of its shares may be more sensitive to any single economic, business, political or regulatory occurrence than a mutual fund that is more widely diversified. The sectors in which the Fund may invest in more heavily will vary.

Fixed Income Risk: There are risks associated with the potential investment of the Defensive Fund’s assets in fixed income investments, which include credit risk, interest rate risk, and maturity risk. These risks could affect the value of investments of the Defensive Fund, possibly causing the Defensive Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

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Credit Risk. The value of the Defensive Fund’s fixed income investments is dependent on the creditworthiness of the issuer. A deterioration in the financial condition of an issuer or a deterioration in general economic conditions could cause an issuer to fail to pay principal and interest when due.

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Interest Rate Risk. The value of the Defensive Fund’s fixed income investments will generally vary inversely with the direction of prevailing interest rates. Generally when interest rates rise, the value of the Fund’s fixed income investments can be expected to decline.

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Maturity Risk. The value of the Defensive Fund’s fixed income investments is also dependent on their maturity. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates.

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Liquidity Risk. Liquidity risk is the risk that a fixed income security may be difficult to sell at an advantageous time or price due to limited market demand (resulting from a downgrade, a decline in price, or adverse conditions within the fixed income market).

ETF and Other Investment Company Risk: The Defensive Fund may invest in ETFs or other investment companies. Through its positions in ETFs and other investment companies, the Defensive Fund will be subject to the risks associated with such vehicles’ investments, including the possibility that the value of the securities or instruments held by an ETF or other investment company could decrease (or increase). Certain of the ETFs or other investment companies in which the Defensive Fund may invest may hold common portfolio positions, thereby reducing any diversification benefits. Investments in ETFs and other investment companies are also subject to the following additional risks:

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Investment Limitation. Under the Investment Company Act of 1940 (the “1940 Act”), the Defensive Fund may not acquire shares of an ETF or other investment company if, immediately after such acquisition, the Defensive Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding shares unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the Securities and Exchange Commission (the “SEC”) that is applicable to the Defensive Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. Accordingly, the 3% limitation may prevent the Defensive Fund from allocating its investments in the manner the Adviser considers optimal, or cause the Adviser to select an investment other than that which the Adviser considers optimal.

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Expenses. Since the Defensive Fund is a “fund of funds,” your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs or other investment companies, because you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Defensive Fund invests in addition to the Defensive Fund’s direct fees and expenses. Furthermore, the use of a fund of funds structure could affect the timing, amount, and character of a fund’s distributions and therefore may increase the amount of your tax liability.

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Registration. Shareholders of ETFs that are registered under the Securities Act of 1933 but not the 1940 Act, such as certain ETFs that invest in commodities, do not have the protections of the 1940 Act.

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Market Value Risk. The market value of an ETF’s shares may differ from its net asset value (“NAV”). This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Defensive Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Defensive Fund’s NAV is reduced for undervalued ETFs it holds, and that the Defensive Fund receives less than NAV when selling an ETF).

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Tracking Risk. Index-based Fund Investments may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the Fund Investments may incur expenses not incurred by their applicable indices. Certain securities comprising these indices may, from time to time, temporarily be unavailable, which may further impede a Fund Investment’s ability to track its applicable indices or match its performance.

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Sampling Risk. Index-based Fund Investments may utilize a representative sampling approach to track their respective underlying indices. Index-based Fund Investments that utilize a representative sampling approach are subject to an increased risk of tracking error because the securities selected for the Fund Investment in the aggregate may vary from the investment profile of the underlying index. Additionally, if using a representative sampling approach, a Fund Investment will typically hold a smaller number of securities than the underlying index, and as a result, an adverse development to a Fund Investment could result in a greater decline in NAV than would be the case if the Fund Investment held all of the securities in the underlying index.

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CFTC Regulation Risk. To the extent the Defensive Fund makes investments regulated by the CFTC, the Defensive Fund intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”). The Trust, on behalf of the Defensive Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Defensive Fund is not subject to registration or regulation as a commodity pool operator under the CEA. If the Defensive Fund is unable to comply with the requirements of Rule 4.5, the Defensive Fund may be required to modify its investment strategies or be subject to CFTC registration requirements either of which may have an adverse effect on the Defensive Fund.

Risks Related to Portfolio Turnover: As a result of its trading strategies, the Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Fund expenses. High rates of portfolio turnover may lower the performance of the Defensive Fund due to these increased costs and may also result in the realization of short-term capital gains. If the Defensive Fund realizes capital gains when Fund Investments are sold, the Fund must generally distribute those gains to shareholders, increasing the Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates.

U.S. Government Securities Risk: Securities issued by the U.S. government or its agencies are subject to risks related to the creditworthiness of the U.S. government. In addition, such securities may not be backed by the “full faith and credit” of the U.S. government, but rather by a right to borrow from the U.S. government or the creditworthiness of the issuer itself. The value of any such securities may fluctuate with changes in credit ratings and market perceptions of the U.S. government and the issuers of the securities, as well as interest rates and other risks applicable to fixed income securities generally.

Risks Related to Investments in Money Market Mutual Funds: Although a money market fund seeks to maintain the value of an investment at $1.00 per share, there is no assurance that it will be able to do so, and it is possible to lose money by investing in a money market fund. The Defensive Fund will incur additional indirect expenses due to acquired fund fees and other costs to the extent it invests in shares of money market mutual funds.

Derivative Risk: Derivative instruments involve risks different from direct investments in the underlying securities, including: imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in losses of all or in excess of any gain in the portfolio positions; and risks that the transactions may not be liquid. Derivative instruments may create economic leverage in the Fund, which magnifies the Defensive Fund’s exposure to the underlying instrument.

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Options. If the Defensive Fund sells a put option whose exercise is settled in cash, the Defensive Fund cannot provide in advance for its potential settlement obligations by selling short the underlying securities, and the Defensive Fund will be responsible, during the option’s life, for any decreases in the value of the underlying security below the strike price of the put option. If the Defensive Fund sells a call option whose exercise is settled in cash, the Defensive Fund cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities, and the Defensive Fund will be responsible, during the option’s life, for any increases in the value of the underlying security above the strike price of the call option. If the Defensive Fund establishes a debit option spread, the potential for unlimited losses associated with the option the Defensive Fund sold will be mitigated, but the potential for unlimited gains associated with the option purchased will be reduced by the cost of, and capped by losses potentially incurred as a result of, the corresponding option sold. Options purchased by the Defensive Fund may decline in value with the passage of time, even in the absence of movement in the price of the underlying security.

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Futures Contracts. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. The Defensive Fund will be required to deposit with its custodian in a segregated account cash, U.S. Government securities, suitable money market instruments, or liquid, high-grade fixed income securities, known as “initial margin” in an amount required for the particular futures contract as set by the exchange on which the contract is traded. This margin amount may be significantly modified from time to time by the exchange during the term of the contract. If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. The Defensive Fund will incur brokerage fees when it purchases and sell futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlements is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss. While futures positions taken by the Defensive Fund will usually be liquidated in this manner, the Defensive Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Defensive Fund to do so.

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Securities Index Futures Contracts. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

PERFORMANCE SUMMARY

The bar chart and performance table that follow provide some indication of the risks and variability of investing in the Defensive Fund. The bar chart shows changes in the performance of the Defensive Fund’s Class A shares for each full calendar year since its commencement of operations. Each Class of shares would have substantially similar annual returns and would differ only to the extent that each Class has different expenses. The impact of sales charges is not reflected in the bar chart; if reflected, returns would be less than those shown. The performance table shows how the average annual total returns of the Defensive Fund’s Class A shares compare with broad measures of market performance. How the Defensive Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Defensive Fund will perform in the future. Updated performance information, current through the most recent month end, is available at www.stadionfunds.com or by calling 1-866-383-7636.

Calendar Year Returns Class A Performance

●	During the periods shown in the bar chart above, the highest return for a calendar quarter was 13.12% (quarter ended 9/30/2009).
●	During the periods shown in the bar chart above, the lowest return for a calendar quarter was -12.46% (quarter ended 12/31/2008).
●	The 2015 calendar year-to-date return for Class A shares was -5.05% as of June 30, 2015.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not applicable to investors who hold shares of the Defensive Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary to the extent that each class has different expenses. Class C and Class I shares of the Defensive Fund commenced operations on October 1, 2009 and May 28, 2010, respectively. The performance shown for Class C and I shares for periods pre-dating the commencement of operations of those classes reflects the performance of the Defensive Fund’s Class A shares, the initial share class, calculated using the fees and expenses of Class C and I shares, respectively, and without the effect of any fee and expense limitations or waivers. If Class C and I shares of the Defensive Fund had been available during periods prior to October 1, 2009 and May 28, 2010, respectively, the performance shown may have been different.

Average Annual Total Returns (for periods ended December 31, 2014)

	1 Year	5 Years	Since Inception of Class*
Class A Shares
Return Before Taxes	-1.58%	5.31%	3.26%
Return After Taxes on Distributions	-1.60%	4.61%	2.73%
Return After Taxes on Distributions and Sale of Fund Shares	-0.87%	3.96%	2.42%
Class C Shares
Return Before Taxes	2.54%	5.71%	3.17%
Class I Shares
Return Before Taxes	4.66%	6.78%	4.20%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	13.69%	15.45%	7.79%
80% S&P 500 Index/20% Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	12.16%	13.34%	7.48%

*	Class A Shares began operations on September 15, 2006, Class C Shares began operations on October 1, 2009 and Class I Shares began operations on May 28, 2010.

MANAGEMENT OF THE FUND

Stadion Money Management, LLC is the Defensive Fund’s investment adviser.

The Adviser employs a team of investment professionals responsible for the day-to-day management of the Defensive Fund’s investments. Its members are:

Name	Title with the Adviser	Length of Service to the Fund
Brad A. Thompson, CFA	Chief Investment Officer	Since October 2009
William McGough, CFA	Senior Vice President – Portfolio Management	Since April 2013
Clayton Fresk, CFA	Portfolio Manager	Since September 2015

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment

$1,000 for Class A and Class C shares. There is no minimum initial investment for Class I shares. Please refer to the section titled “Choosing a Share Class” on page 63 of the Prospectus for information regarding Class I investment requirements.

Minimum Additional Investment

$250 for Class A and Class C shares. There is no minimum additional investment for Class I shares.

General Information

You may purchase or redeem (sell) shares of the Defensive Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request, by telephone or through your financial intermediary.

TAX INFORMATION

The Defensive Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other

Financial Intermediaries

If you purchase shares of the Defensive Fund through a broker-dealer or other financial intermediary (such as a bank), the Defensive Fund and its related companies may pay the intermediary for the sale of Defensive Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Defensive Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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